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                                  EXHIBIT 24.2
                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-4 of our reports dated 31 March 1995 and April 1994 on our audits of the financial statements of Homestake Gold of Australia Limited. We also consent to the reference to our firm under the caption "Independent Accountants".

                                          COOPERS & LYBRAND
                                          Chartered Accountants
Perth, Western Australia
14 September 1995

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